SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  _____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): October 16, 2003
                                                         ----------------


                           K-TRON INTERNATIONAL, INC.
                  -------------------------------------------
                 (Exact Name of Registrant Specified in Charter)


      New Jersey                     0-9576                     22-1759452
      (State or Other            (Commission File          (I.R.S. Employer
      Jurisdiction of                Number)              Identification No.)
      Incorporation)
----------------------------- -------------------------- -----------------------


             Routes 55 & 553
               P.O. Box 888
             Pitman, New Jersey                             08071-0888
          ------------------------                          ----------
  (Address of Principal Executive Offices)                  (Zip Code)
--------------------------------------------------------------------------------




       Registrant's telephone number, including area code: (856) 589-0500
                                                            -------------


                                 Not Applicable
           ----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 12.  Results of Operations and Financial Condition.

      On October 16, 2003, K-Tron International, Inc. issued a press release announcing its third quarter and first nine months 2003 financial results. The press release is being filed with this Current Report on Form 8-K as Exhibit
99.1 and is hereby incorporated herein by reference.





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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             K-TRON INTERNATIONAL, INC.


                                                  By /s/ Edward B. Cloues, II
                                                  ----------------------------
                                                  Edward B. Cloues, II
                                                  Chairman of the Board and
                                                  Chief Executive Officer



Dated: October 21, 2003

                                  Exhibit Index
                                 --------------

         Exhibit
         -------

            99.1 Press Release, dated October 16, 2003, issued by K-Tron International, Inc.



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